Exhibit 99.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lawrence P. Castellani, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report on Form 10-Q of Advance Stores Company, Incorporated for the quarterly period ended October 5, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Advance Stores Company, Incorporated.

Date: November 19, 2002		/s/ Lawrence P. Castellani
By:
	Name:	Lawrence P. Castellani
	Title:	Chief Executive Officer

I, Jimmie L. Wade, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report on Form 10-Q of Advance Stores Company, Incorporated for the quarterly period ended October 5, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Advance Stores Company, Incorporated.

Date: November 19, 2002		/s/ Jimmie L. Wade
By:
	Name:	Jimmie L. Wade
	Title:	President and Chief Financial Officer